BASIC AND DILUTED NET EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2015
Net income loss per Ordinary share attributable to the Company's shareholders :
BASIC AND DILUTED NET EARNINGS (LOSS) PER SHARE
NOTE 12:	BASIC AND DILUTED NET EARNINGS (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted net earnings (loss) per share:

	Year ended December 31,
	2013	2014	2015

Net loss used for the computation of diluted net loss per share	$(187)	$(5,479)	$(8,295)

Weighted average Ordinary shares outstanding	11,718,960	16,071,608	17,870,588

Effect of dilutive securities:

Employees stock options	*) -	*) -	*) -
Warrants	*) -	*) -	*) -

	-	-	-

Diluted weighted average Ordinary shares outstanding	11,718,960	16,071,608	17,870,588

Basic loss per Ordinary share	$(0.02)	$(0.34)	$(0.46)

Diluted loss per Ordinary share	$(0.02)	$(0.34)	$(0.46)

*)     Anti-dilutive.